J. CREW

                       UPS INCENTIVE PROGRAM

                    CONTRACT CARRIER AGREEMENT

J. Crew, including all of its subsidiaries, (Customer) and United
Parcel Service, Inc. (UPS) have entered into the following
Agreement.

UPS is authorized to provide contract carrier service between all points in the 48 contiguous United States. The terms of this Agreement are based on the distinct needs of the Customer and are not to be disclosed to any third party. Customer agrees that the terms of this Agreement are that UPS will be the Customer's preferred carrier of choice. Accordingly:

1) UPS agrees to transport packages tendered by the Customer at all shipping locations, as listed on Attachment A to destination ZIP Codes listed in the Ground ZIP Codes Served Chart, and to provide such transportation and additional services as described in the currently effective tariffs of UPS. Any additions or deletions of shipper numbers will be by mutual consent of both parties.

2) Customer agrees to use a UPS Pickup Record book or, as applicable, either (a) to use a register for registering gross charges associated with ground packages shipped, or
      (b) to provide UPS daily with a separate computer-generated manifest detail summary showing gross charges for ground packages.

3) Customer agrees to place an address label on each package tendered to UPS.

4) UPS agrees to grant the Customer a discount as listed in the tiers listed below from the published UPS Ground
      Service Rate Chart in effect at the time of shipping for commercial and residential ground packages tendered to UPS.
      Customer further agrees that no discount applies to additional or other charges.

      September 1, 1995       27 cents off Commercial
      to February 4, 1996     and Residential Rates

      February 5, 1996        31 cents off Commercial
      to February 2, 1997     and Residential Rates

      February 3, 1997        35 cents off Commercial
      to January 30, 1998     and Residential Rates

If no shipping activity is recorded by the Customer during a given week, a minimum charge of fifty (50) dollars will apply to the Customer.

5) UPS will calculate the discount for all locations once per week and will bill the Customer net after discount. The discount applied each week will be calculated using the average weekly ground volume from all previous weeks (up to 52 weeks) as they are accumulated.

6) UPS agrees to transport such shipments as Customer may tender to UPS and to provide Customer such transportation and additional services in accordance with the rules of UPS Hundredweight Service in effect at the time of shipping. (Attachment 8 signed 8/28/95)

      UPS agrees to grant the Customer the following discounts from the published UPS Hundredweight service rates in effect at the time of shipping: Tier 06 less thirteen percent (13%) for shipments weighing 500 pounds or less and Tier 06 less thirteen percent (13%) for shipments weighing greater than 500 pounds. Customer further agrees that no discount applies to additional or other charges.

      A minimum charge for a ground UPS Hundredweight Service shipment will be based on an average weight of 15 pounds per package or $40 per shipment, whichever is greater.

      A package measuring over 84 inches in length and girth combined and weighing less than 30 pounds will be considered a 30 pound package in calculating the billed aggregate weight used to determine total charges.

7) UPS will provide the following rate adjustment for the duration of the Agreement:

      February 5, 1996 until February 2, 1997, rates will increase with a maximum cap of 6% from the previous year or the UPS rate increase whichever is less.

      February 3, 1997 until January 30, 1998, rates will increase with a maximum cap of 6% from the previous year or the UPS rate increase whichever is less.

8) UPS will provide the following services to Customer during the life of this Agreement:

      - Dedicated Customer Service telephone contact

      - EDI capability for tracing and tracking

      - Dedicated National Accounts Manager

      - Dedicated Delivery Information personnel for tracing and claims

9) With the exception of UPS's right to assign some or all of this Agreement to its affiliate or subsidiary, this Agreement and the Customer's rights and obligations hereunder are not assignable or transferable. Any assignment or attempt to assign, transfer or subcontract hereof without the prior written consent of UPS shall be void and without force or effect.

10) This Agreement will remain in effect from September 1, 1995 until January 30, 1998, unless terminated at any time by either party by written notice to the other given at least thirty (30) days prior to any termination date.

11)   This contract cancels all previous Contract Carrier Ground
      (excluding Contract Carrier Call Tag Agreement dated June ,
      1991). Agreements between UPS and the Customer and the Customer's affiliates and subsidiaries.

12) J. Crew agrees to promote UPS as its "Carrier of Choice" in all catalogs, flyers, magazines and on incoming customer order calls.

13) If not accepted by September 29, 1995, this proposal is withdrawn as of that date.

(Customer) J. CREW

By:            /s/
               ------------------------------
               (An Authorized Representative)

Title:         ______________________________

Date Signed:   ______________________________

Address:       ______________________________

               ______________________________

(Carrier) UNITED PARCEL SERVICE, INC.

By:            /s/
               ------------------------------
               (An Authorized Representative)

Title:         ______________________________

Date Signed:   ______________________________

Address:       ______________________________

               ______________________________



Effective Date:______________________________

                            J Crew 1996

1996 Residential Ground Rates
Weight  Zone 2  Zone 3  Zone 4  Zone 5  Zone 6   Zone 7   Zone 8
------  ------  ------  ------  ------  ------   ------   ------
  1      $2.94   $3.13   $3.37   $3.45   $3.52    $3.62   $3.66
  2      $3.00   $3.19   $3.62   $3.74   $3.94    $4.05   $4.26
  3      $3.08   $3.34   $3.82   $3.98   $4.25    $4.39   $4.72
  4      $3.19   $3.47   $3.98   $4.17   $4.48    $4.67   $5.06
  5      $3.33   $3.61   $4.08   $4.29   $4.65    $4.87   $5.31
  6      $3.45   $3.69   $4.13   $4.36   $4.78    $5.05   $5.53
  7      $3.57   $3.76   $4.19   $4.43   $4.94    $5.26   $5.79
  8      $3.68   $3.83   $4.24   $4.49   $5.08    $5.51   $6.11
  9      $3.81   $3.91   $4.32   $4.59   $5.26    $5.82   $6.53
  10     $3.93   $4.02   $4.40   $4.71   $5.45    $6.18   $7.00
  11     $4.05   $4.13   $4.50   $4.90   $5.71    $6.55   $7.48
  12     $4.14   $4.25   $4.60   $5.11   $6.00    $6.95   $7.98
  13     $4.22   $4.38   $4.73   $5.36   $6.32    $7.37   $8.48
  14     $4.29   $4.54   $4.88   $5.63   $6.66    $7.80   $8.99
  15     $4.37   $4.70   $5.06   $5.90   $7.01    $8.25   $9.51
  16     $4.46   $4.88   $5.27   $6.17   $7.38    $8.70  $10.05
  17     $4.54   $5.06   $5.49   $6.45   $7.75    $9.16  $10.57
  18     $4.64   $5.22   $5.68   $6.70   $8.12    $9.61  $11.09
  19     $4.74   $5.37   $5.88   $6.95   $8.46   $10.02  $11.59
  20     $4.85   $5.53   $6.06   $7.18   $8.81   $10.43  $12.08
  21     $4.96   $5.66   $6.23   $7.41   $9.11   $10.80  $12.56
  22     $5.08   $5.82   $6.41   $7.65   $9.44   $11.20  $13.04
  23     $5.21   $5.97   $6.60   $7.88   $9.76   $11.59  $13.53
  24     $5.35   $6.14   $6.81   $8.15  $10.11   $12.02  $14.04
  25     $5.49   $6.30   $7.01   $8.40  $10.44   $12.44  $14.55
  26     $5.61   $6.48   $7.21   $8.67  $10.78   $12.85  $15.05
  27     $5.74   $6.64   $7.41   $8.93  $11.11   $13.28  $15.56
  28     $5.85   $6.81   $7.63   $9.19  $11.46   $13.70  $16.07
  29     $5.95   $6.96   $7.84   $9.46  $11.81   $14.13  $16.60
  30     $6.05   $7.12   $8.07   $9.74  $12.17   $14.55  $17.12
  31     $6.15   $7.27   $8.29  $10.02  $12.55   $14.99  $17.66
  32     $6.27   $7.42   $8.51  $10.31  $12.91   $15.43  $18.19
  33     $6.38   $7.58   $8.73  $10.58  $13.27   $15.89  $18.73
  34     $6.48   $7.75   $8.95  $10.86  $13.60   $16.33  $19.27
  35     $6.59   $7.93   $9.18  $11.13  $13.94   $16.78  $19.79
  36     $6.68   $8.12   $9.38  $11.39  $14.28   $17.21  $20.32
  37     $6.77   $8.30   $9.59  $11.66  $14.62   $17.64  $20.83
  38     $6.87   $8.46   $9.79  $11.92  $14.96   $18.08  $21.34
  39     $6.96   $8.61   $9.99  $12.18  $15.31   $18.49  $21.85
  40     $7.06   $8.77  $10.21  $12.45  $15.65   $18.93  $22.36
  41     $7.15   $8.92  $10.42  $12.71  $15.99   $19.36  $22.88
  42     $7.26   $9.08  $10.63  $12.98  $16.33   $19.79  $23.40
  43     $7.36   $9.24  $10.84  $13.24  $16.69   $20.22  $23.91

                            J Crew 1996

1996 Residential Ground Rates
Weight  Zone 2  Zone 3  Zone 4  Zone 5  Zone 6   Zone 7   Zone 8
------  ------  ------  ------  ------  ------   ------   ------
  44     $7.46   $9.42  $11.05  $13.51  $17.04   $20.65   $24.44
  45     $7.57   $9.58  $11.26  $13.77  $17.38   $21.09   $24.95
  46     $7.67   $9.74  $11.48  $14.04  $17.72   $21.50   $25.46
  47     $7.76   $9.88  $11.69  $14.31  $18.03   $21.91   $25.95
  48     $7.83  $10.01  $11.89  $14.56  $18.32   $22.29   $26.42
  49     $7.91  $10.11  $12.09  $14.81  $18.63   $22.67   $26.90
  50     $7.97  $10.22  $12.27  $15.02  $18.91   $23.02   $27.33
  51     $8.05  $10.34  $12.43  $15.25  $19.22   $23.40   $27.79
  52     $8.12  $10.44  $12.56  $15.40  $19.45   $23.67   $28.11
  53     $8.18  $10.52  $12.65  $15.52  $19.64   $23.90   $28.37
  54     $8.22  $10.56  $12.71  $15.58  $19.71   $24.01   $28.49
  55     $8.27  $10.61  $12.77  $15.66  $19.80   $24.12   $28.63
  56     $8.33  $10.66  $12.83  $15.73  $19.89   $24.23   $28.76
  57     $8.39  $10.73  $12.88  $15.81  $19.98   $24.34   $28.89
  58     $8.45  $10.79  $12.94  $15.88  $20.06   $24.46   $29.02
  59     $8.51  $10.85  $12.99  $15.96  $20.15   $24.56   $29.15
  60     $8.58  $10.91  $13.05  $16.03  $20.23   $24.68   $29.28
  61     $8.63  $10.97  $13.11  $16.11  $20.32   $24.78   $29.41
  62     $8.68  $11.02  $13.16  $16.19  $20.40   $24.89   $29.55
  63     $8.75  $11.08  $13.22  $16.26  $20.50   $24.99   $29.69
  64     $8.80  $11.13  $13.28  $16.34  $20.59   $25.10   $29.83
  65     $8.86  $11.20  $13.33  $16.42  $20.69   $25.21   $29.98
  66     $8.91  $11.26  $13.39  $16.48  $20.78   $25.35   $30.11
  67     $8.96  $11.32  $13.44  $16.55  $20.87   $25.45   $30.25
  68     $9.02  $11.38  $13.49  $16.61  $20.97   $25.58   $30.38
  69     $9.09  $11.47  $13.59  $16.72  $21.12   $25.78   $30.55
  70     $9.15  $11.52  $13.65  $16.76  $21.20   $25.94   $30.72
  71    $13.79  $15.51  $17.31  $19.26  $23.08   $27.15   $31.26
  72    $17.60  $18.57  $20.21  $21.69  $24.99   $28.51   $31.93
  73    $20.42  $21.91  $23.42  $24.33  $27.11   $29.95   $32.79
  74    $22.50  $24.19  $25.56  $26.59  $29.01   $31.37   $33.65
  75    $24.00  $25.56  $26.93  $27.86  $30.15   $32.07   $34.28
  76    $24.66  $26.27  $27.82  $28.79  $30.94   $32.58   $34.70
  77    $25.13  $26.72  $28.27  $29.15  $31.28   $32.75   $34.90
  78    $25.59  $27.20  $28.75  $29.65  $31.72   $33.14   $35.17
  79    $26.03  $27.65  $29.18  $30.06  $32.13   $33.57   $35.41
  80    $26.44  $28.09  $29.60  $30.48  $32.54   $33.99   $35.75
  81    $26.82  $28.48  $30.01  $30.87  $32.93   $34.39   $36.13
  82    $27.17  $28.84  $30.38  $31.25  $33.32   $34.79   $36.56
  83    $27.48  $29.18  $30.73  $31.61  $33.69   $35.17   $36.96
  84    $27.80  $29.51  $31.08  $31.96  $34.07   $35.56   $37.37
  85    $28.11  $29.84  $31.42  $32.32  $34.44   $35.94   $37.77
  86    $28.43  $30.17  $31.76  $32.67  $34.81   $36.34   $38.17

                            J Crew 1996

1996 Residential Ground Rates
Weight  Zone 2  Zone 3  Zone 4  Zone 5  Zone 6   Zone 7   Zone 8
------  ------  ------  ------  ------  ------   ------   ------
  87    $28.74  $30.49  $32.11  $33.02  $35.18   $36.72  $38.57
  88    $29.05  $30.82  $32.45  $33.38  $35.55   $37.11  $38.97
  89    $29.36  $31.14  $32.79  $33.73  $35.92   $37.49  $39.38
  90    $29.67  $31.48  $33.14  $34.08  $36.29   $37.88  $39.78
  91    $29.99  $31.80  $33.48  $34.44  $36.66   $38.26  $40.18
  92    $30.31  $32.13  $33.83  $34.79  $37.03   $38.65  $40.58
  93    $30.62  $32.45  $34.17  $35.14  $37.40   $39.02  $40.98
  94    $30.92  $32.79  $34.50  $35.50  $37.76   $39.39  $41.38
  95    $31.24  $33.12  $34.83  $35.85  $38.12   $39.76  $41.79
  96    $31.55  $33.45  $35.14  $36.20  $38.45   $40.14  $42.19
  97    $31.87  $33.77  $35.47  $36.56  $38.81   $40.53  $42.60
  98    $32.18  $34.10  $35.79  $36.91  $39.16   $40.91  $43.00
  99    $32.50  $34.42  $36.15  $37.26  $39.54   $41.29  $43.40
  100   $32.81  $34.76  $36.49  $37.62  $39.91   $41.66  $43.79
  101   $33.12  $35.09  $36.84  $37.97  $40.28   $42.04  $44.19
  102   $33.43  $35.41  $37.18  $38.32  $40.66   $42.41  $44.58
  103   $33.74  $35.75  $37.52  $38.68  $41.02   $42.79  $44.97
  104   $34.06  $36.06  $37.87  $39.03  $41.39   $43.16  $45.36
  105   $34.38  $36.41  $38.21  $39.39  $41.75   $43.55  $45.75
  106   $34.69  $36.72  $38.56  $39.74  $42.13   $43.93  $46.13
  107   $35.00  $37.06  $38.90  $40.10  $42.49   $44.30  $46.53
  108   $35.32  $37.39  $39.24  $40.46  $42.86   $44.68  $46.90
  109   $35.62  $37.71  $39.58  $40.81  $43.22   $45.05  $47.31
  110   $35.94  $38.04  $39.93  $41.16  $43.59   $45.43  $47.68
  111   $36.25  $38.36  $40.27  $41.52  $43.96   $45.80  $48.09
  112   $36.57  $38.70  $40.61  $41.87  $44.34   $46.18  $48.46
  113   $36.88  $39.01  $40.96  $42.22  $44.70   $46.56  $48.87
  114   $37.20  $39.36  $41.30  $42.58  $45.07   $46.93  $49.24
  115   $37.51  $39.67  $41.65  $42.93  $45.43   $47.31  $49.64
  116   $37.82  $40.01  $41.99  $43.28  $45.80   $47.68  $50.03
  117   $38.13  $40.34  $42.34  $43.64  $46.17   $48.06  $50.42
  118   $38.44  $40.66  $42.68  $43.99  $46.53   $48.44  $50.81
  119   $38.76  $40.99  $43.02  $44.34  $46.91   $48.81  $51.20
  120   $39.07  $41.31  $43.36  $44.70  $47.28   $49.20  $51.59
  121   $39.39  $41.65  $43.71  $45.05  $47.65   $49.58  $51.98
  122   $39.69  $41.98  $44.05  $45.40  $48.02   $49.95  $52.37
  123   $40.01  $42.31  $44.40  $45.76  $48.38   $50.33  $52.76
  124   $40.32  $42.63  $44.74  $46.11  $48.75   $50.70  $53.15
  125   $40.64  $42.96  $45.09  $46.46  $49.11   $51.08  $53.54
  126   $40.95  $43.28  $45.43  $46.82  $49.48   $51.45  $53.93
  127   $41.27  $43.61  $45.77  $47.17  $49.85   $51.84  $54.32
  128   $41.58  $43.93  $46.12  $47.52  $50.21   $52.21  $54.71
  129   $41.89  $44.27  $46.46  $47.88  $50.59   $52.59  $55.10

                            J Crew 1996

1996 Residential Ground Rates
Weight  Zone 2  Zone 3  Zone 4  Zone 5  Zone 6   Zone 7   Zone 8
------  ------  ------  ------  ------  ------   ------   ------
  130   $42.20  $44.60  $46.80  $48.23  $50.96   $52.96  $55.48
  131   $42.51  $44.93  $47.15  $48.58  $51.33   $53.34  $55.87
  132   $42.83  $45.26  $47.49  $48.94  $51.69   $53.71  $56.25
  133   $43.14  $45.59  $47.83  $49.29  $52.06   $54.10  $56.65
  134   $43.46  $45.91  $48.17  $49.65  $52.42   $54.47  $57.04
  135   $43.77  $46.24  $48.51  $50.00  $52.79   $54.85  $57.43
  136   $44.08  $46.56  $48.86  $50.36  $53.16   $55.22  $57.82
  137   $44.39  $46.90  $49.21  $50.72  $53.52   $55.60  $58.21
  138   $44.71  $47.23  $49.55  $51.07  $53.90   $55.97  $58.60
  139   $45.02  $47.56  $49.89  $51.42  $54.26   $56.36  $58.98
  140   $45.34  $47.88  $50.23  $51.78  $54.64   $56.74  $59.38
  141   $45.65  $48.21  $50.57  $52.13  $55.01   $57.11  $59.76
  142   $45.96  $48.53  $50.91  $52.48  $55.37   $57.49  $60.16
  143   $46.27  $48.87  $51.25  $52.84  $55.74   $57.86  $60.55
  144   $46.58  $49.19  $51.59  $53.19  $56.10   $58.24  $60.93
  145   $46.90  $49.52  $51.93  $53.54  $56.47   $58.61  $61.32
  146   $47.21  $49.84  $52.27  $53.89  $56.84   $58.97  $61.69
  147   $47.53  $50.17  $52.61  $54.22  $57.20   $59.33  $62.05
  148   $47.83  $50.50  $52.94  $54.56  $57.55   $59.69  $62.42
  149   $48.14  $50.81  $53.28  $54.89  $57.91   $60.05  $62.77
  150   $48.42  $51.13  $53.61  $55.23  $58.26   $60.42  $63.13

                        J Crew 1996 Rates

1996 Commercial Ground Rates
Weight  Zone 2  Zone 3  Zone 4  Zone 5  Zone 6   Zone 7   Zone 8
------  ------  ------  ------  ------  ------   ------   ------
   1     $2.21   $2.39   $2.63   $2.72   $2.79    $2.88   $2.93
   2     $2.26   $2.45   $2.89   $3.01   $3.20    $3.31   $3.52
   3     $2.34   $2.60   $3.09   $3.24   $3.51    $3.65   $3.97
   4     $2.45   $2.73   $3.25   $3.43   $3.74    $3.92   $4.32
   5     $2.59   $2.88   $3.34   $3.55   $3.91    $4.13   $4.56
   6     $2.72   $2.97   $3.41   $3.63   $4.04    $4.30   $4.78
   7     $2.83   $3.04   $3.46   $3.70   $4.20    $4.51   $5.04
   8     $2.95   $3.11   $3.52   $3.76   $4.34    $4.77   $5.37
   9     $3.07   $3.19   $3.59   $3.85   $4.52    $5.06   $5.77
  10     $3.19   $3.30   $3.68   $3.98   $4.71    $5.43   $6.24
  11     $3.30   $3.41   $3.77   $4.16   $4.97    $5.80   $6.72
  12     $3.39   $3.53   $3.88   $4.37   $5.25    $6.20   $7.20
  13     $3.47   $3.66   $4.00   $4.63   $5.57    $6.62   $7.71
  14     $3.55   $3.81   $4.15   $4.88   $5.91    $7.04   $8.22
  15     $3.63   $3.97   $4.34   $5.15   $6.25    $7.48   $8.74
  16     $3.71   $4.15   $4.53   $5.42   $6.62    $7.93   $9.26
  17     $3.80   $4.33   $4.75   $5.68   $6.98    $8.38   $9.78
  18     $3.89   $4.49   $4.94   $5.94   $7.34    $8.82  $10.29
  19     $3.99   $4.65   $5.14   $6.18   $7.68    $9.23  $10.79
  20     $4.12   $4.80   $5.33   $6.43   $8.03    $9.63  $11.28
  21     $4.25   $4.97   $5.52   $6.67   $8.36   $10.04  $11.78
  22     $4.38   $5.13   $5.72   $6.93   $8.69   $10.44  $12.27
  23     $4.52   $5.29   $5.91   $7.18   $9.02   $10.85  $12.77
  24     $4.66   $5.45   $6.11   $7.43   $9.36   $11.26  $13.26
  25     $4.79   $5.61   $6.32   $7.69   $9.70   $11.68  $13.77
  26     $4.91   $5.79   $6.51   $7.94  $10.03   $12.09  $14.27
  27     $5.04   $5.95   $6.72   $8.20  $10.36   $12.52  $14.77
  28     $5.15   $6.12   $6.92   $8.47  $10.70   $12.93  $15.28
  29     $5.25   $6.27   $7.14   $8.72  $11.05   $13.36  $15.79
  30     $5.35   $6.42   $7.36   $9.00  $11.41   $13.78  $16.32
  31     $5.45   $6.57   $7.58   $9.29  $11.78   $14.21  $16.85
  32     $5.56   $6.72   $7.81   $9.57  $12.14   $14.65  $17.38
  33     $5.66   $6.89   $8.03   $9.84  $12.49   $15.09  $17.92
  34     $5.77   $7.05   $8.24  $10.12  $12.83   $15.54  $18.44
  35     $5.88   $7.23   $8.46  $10.38  $13.16   $15.97  $18.97
  36     $5.97   $7.42   $8.67  $10.64  $13.50   $16.41  $19.48
  37     $6.07   $7.59   $8.87  $10.91  $13.84   $16.83  $19.99
  38     $6.16   $7.76   $9.08  $11.17  $14.18   $17.26  $20.49
  39     $6.25   $7.91   $9.28  $11.43  $14.53   $17.68  $21.00
  40     $6.35   $8.06   $9.48  $11.69  $14.86   $18.11  $21.51
  41     $6.44   $8.21   $9.70  $11.95  $15.19   $18.53  $22.02
  42     $6.55   $8.36   $9.91  $12.22  $15.54   $18.96  $22.54
  43     $6.65   $8.53  $10.12  $12.48  $15.88   $19.38  $23.05

                        J Crew 1996 Rates

1996 Commercial Ground Rates
Weight  Zone 2  Zone 3  Zone 4  Zone 5  Zone 6   Zone 7   Zone 8
------  ------  ------  ------  ------  ------   ------   ------
  44     $6.75   $8.69  $10.33  $12.74  $16.23   $19.82   $23.56
  45     $6.86   $8.87  $10.54  $13.00  $16.58   $20.24   $24.07
  46     $6.95   $9.02  $10.75  $13.27  $16.90   $20.66   $24.57
  47     $7.05   $9.17  $10.96  $13.52  $17.22   $21.05   $25.05
  48     $7.12   $9.29  $11.16  $13.78  $17.51   $21.43   $25.53
  49     $7.19   $9.40  $11.36  $14.01  $17.79   $21.80   $25.97
  50     $7.24   $9.49  $11.51  $14.22  $18.06   $22.12   $26.39
  51     $7.32   $9.60  $11.67  $14.39  $18.31   $22.43   $26.75
  52     $7.37   $9.68  $11.77  $14.51  $18.51   $22.66   $27.03
  53     $7.43   $9.75  $11.86  $14.60  $18.65   $22.84   $27.24
  54     $7.47   $9.79  $11.91  $14.68  $18.74   $22.96   $27.37
  55     $7.52   $9.84  $11.98  $14.75  $18.83   $23.08   $27.52
  56     $7.58   $9.90  $12.04  $14.82  $18.91   $23.19   $27.64
  57     $7.63   $9.95  $12.09  $14.90  $18.99   $23.30   $27.76
  58     $7.70  $10.02  $12.15  $14.97  $19.08   $23.40   $27.89
  59     $7.76  $10.08  $12.20  $15:04  $19.17   $23.51   $28.01
  60     $7.82  $10.14  $12.25  $15.12  $19.25   $23.61   $28.15
  61     $7.88  $10.20  $12.32  $15.20  $19.34   $23.72   $28.28
  62     $7.94  $10.25  $12.37  $15.27  $19.42   $23.83   $28.42
  63     $7.99  $10.31  $12.43  $15.35  $19.52   $23.93   $28.55
  64     $8.05  $10.36  $12.48  $15.42  $19.61   $24.04   $28.70
  65     $8.10  $10.42  $12.53  $15.50  $19.70   $24.15   $28.84
  66     $8.15  $10.47  $12.59  $15.56  $19.79   $24.28   $28.97
  67     $8.21  $10.54  $12.65  $15.63  $19.88   $24.40   $29.11
  68     $8.26  $10.60  $12.70  $15.68  $19.97   $24.52   $29.23
  69     $8.35  $10.70  $12.81  $15.90  $20.26   $24.77   $29.43
  70     $8.40  $10.75  $12.86  $15.95  $20.34   $25.04   $29.68
  71    $13.11  $14.78  $16.57  $18.38  $22.16   $26.16   $30.23
  72    $16.78  $18.21  $19.73  $20.80  $24.08   $27.55   $30.93
  73    $19.59  $21.10  $22.78  $23.44  $26.20   $29.02   $31.82
  74    $21.65  $23.24  $24.81  $25.68  $28.07   $30.39   $32.67
  75    $23.17  $24.80  $26.13  $26.92  $29.19   $31.10   $33.27
  76    $23.77  $25.36  $26.86  $27.85  $29.98   $31.59   $33.69
  77    $24.24  $25.85  $27.37  $28.19  $30.31   $31.76   $33.89
  78    $24.69  $26.33  $27.85  $28.68  $30.73   $32.14   $34.14
  79    $25.14  $26.80  $28.31  $29.08  $31.13   $32.57   $34.40
  80    $25.54  $27.23  $28.73  $29.50  $31.54   $32.98   $34.72
  81    $25.91  $27.61  $29.13  $29.89  $31.93   $33.37   $35.10
  82    $26.25  $27.97  $29.50  $30.27  $32.32   $33.77   $35.51
  83    $26.56  $28.30  $29.84  $30.63  $32.69   $34.15   $35.92
  84    $26.88  $28.62  $30.18  $30.98  $33.05   $34.54   $36.32
  85    $27.19  $28.95  $30.52  $31.33  $33.41   $34.92   $36.72
  86    $27.50  $29.28  $30.87  $31.68  $33.79   $35.30   $37.12

                        J Crew 1996 Rates

1996 Commercial Ground Rates
Weight  Zone 2  Zone 3  Zone 4  Zone 5  Zone 6   Zone 7   Zone 8
------  ------  ------  ------  ------  ------   ------   ------
  87    $27.81  $29.60  $31.21  $32.03  $34.16   $35.69   $37.51
  88    $28.11  $29.92  $31.55  $32.38  $34.52   $36.07   $37.91
  89    $28.42  $30.25  $31.88  $32.73  $34.89   $36.45   $38.30
  90    $28.74  $30.57  $32.22  $33.07  $35.25   $36.83   $38.70
  91    $29.05  $30.90  $32.57  $33.42  $35.62   $37.21   $39.10
  92    $29.36  $31.23  $32.91  $33.76  $35.98   $37.58   $39.49
  93    $29.67  $31.55  $33.23  $34.12  $36.35   $37.96   $39.90
  94    $29.97  $31.88  $33.57  $34.47  $36.71   $38.32   $40.30
  95    $30.28  $32.21  $33.91  $34.82  $37.06   $38.69   $40.70
  96    $30.60  $32.53  $34.19  $35.17  $37.40   $39.06   $41.10
  97    $30.91  $32.86  $34.51  $35.52  $37.74   $39.44   $41.49
  98    $31.22  $33.18  $34.88  $35.87  $38.09   $39.82   $41.89
  99    $31.53  $33.50  $35.22  $36.22  $38.46   $40.19   $42.28
 100    $31.84  $33.83  $35.55  $36.57  $38.84   $40.57   $42.68
 101    $32.14  $34.16  $35.89  $36.92  $39.21   $40.94   $43.06
 102    $32.45  $34.48  $36.24  $37.27  $39.58   $41.31   $43.45
 103    $32.77  $34.81  $36.58  $37.62  $39.94   $41.68   $43.83
 104    $33.08  $35.14  $36.92  $37.97  $40.31   $42.06   $44.22
 105    $33.39  $35.46  $37.27  $38.32  $40.67   $42.43   $44.60
 106    $33.70  $35.79  $37.61  $38.67  $41.03   $42.81   $45.00
 107    $34.01  $36.11  $37.94  $39.03  $41.40   $43.18   $45.38
 108    $34.32  $36.44  $38.28  $39.38  $41.76   $43.56   $45.77
 109    $34.63  $36.77  $38.63  $39.73  $42.12   $43.93   $46.15
 110    $34.93  $37.09  $38.97  $40.08  $42.48   $44.30   $46.54
 111    $35.25  $37.41  $39.30  $40.43  $42.86   $44.68   $46.92
 112    $35.56  $37.74  $39.64  $40.78  $43.22   $45.05   $47.31
 113    $35.87  $38.07  $39.99  $41.13  $43.59   $45.42   $47.69
 114    $36.19  $38.39  $40.33  $41.48  $43.95   $45.79   $48.08
 115    $36.49  $38.72  $40.67  $41.83  $44.31   $46.16   $48.46
 116    $36.80  $39.04  $41.02  $42.18  $44.67   $46.53   $48.84
 117    $37.11  $39.37  $41.36  $42.53  $45.03   $46.91   $49.23
 118    $37.42  $39.70  $41.69  $42.88  $45.40   $47.28   $49.61
 119    $37.73  $40.02  $42.03  $43.23  $45.76   $47.65   $50.00
 120    $38.04  $40.34  $42.38  $43.58  $46.12   $48.02   $50.39
 121    $38.35  $40.67  $42.72  $43.93  $46.50   $48.40   $50.77
 122    $38.66  $41.00  $43.06  $44.28  $46.86   $48.77   $51.16
 123    $38.97  $41.32  $43.40  $44.62  $47.23   $49.15   $51.55
 124    $39.28  $41.65  $43.74  $44.97  $47.59   $49.52   $51.93
 125    $39.59  $41.97  $44.08  $45.31  $47.95   $49.89   $52.32
 126    $39.90  $42.29  $44.42  $45.67  $48.31   $50.26   $52.70
 127    $40.22  $42.62  $44.77  $46.02  $48.67   $50.63   $53.09
 128    $40.53  $42.95  $45.11  $46.37  $49.04   $51.01   $53.47
 129    $40.84  $43.27  $45.45  $46.72  $49.40   $51.38   $53.85

                        J Crew 1996 Rates

1996 Commercial Ground Rates
Weight  Zone 2  Zone 3  Zone 4  Zone 5  Zone 6   Zone 7   Zone 8
------  ------  ------  ------  ------  ------   ------   ------
 130    $41.14  $43.60  $45.79  $47.07  $49.76   $51.75   $54.24
 131    $41.45  $43.93  $46.12  $47.42  $50.13   $52.12   $54.63
 132    $41.76  $44.25  $46.47  $47.77  $50.50   $52.50   $55.01
 133    $42.08  $44.58  $46.80  $48.12  $50.86   $52.87   $55.39
 134    $42.39  $44.90  $47.14  $48.47  $51.22   $53.24   $55.78
 135    $42.70  $45.23  $47.49  $48.83  $51.59   $53.61   $56.17
 136    $43.00  $45.56  $47.83  $49.18  $51.95   $53.99   $56.55
 137    $43.31  $45.88  $48.17  $49.53  $52.31   $54.36   $56.94
 138    $43.62  $46.20  $48.51  $49.88  $52.67   $54.74   $57.33
 139    $43.94  $46.53  $48.84  $50.23  $53.03   $55.11   $57.71
 140    $44.25  $46.86  $49.18  $50.58  $53.41   $55.49   $58.09
 141    $44.56  $47.18  $49.52  $50.93  $53.77   $55.86   $58.48
 142    $44.87  $47.51  $49.86  $51.28  $54.14   $56.23   $58.86
 143    $45.17  $47.83  $50.19  $51.63  $54.50   $56.61   $59.25
 144    $45.48  $48.16  $50.53  $51.98  $54.86   $56.97   $59.64
 145    $45.80  $48.49  $50.87  $52.32  $55.23   $57.34   $60.01
 146    $46.11  $48.81  $51.21  $52.67  $55.58   $57.69   $60.39
 147    $46.42  $49.13  $51.54  $53.00  $55.94   $58.05   $60.75
 148    $46.72  $49.46  $51.88  $53.34  $56.29   $58.41   $61.10
 149    $47.02  $49.75  $52.22  $53.67  $56.65   $58.77   $61.45
 150    $47.30  $50.06  $52.55  $54.00  $57.00   $59.13   $61.80